-------------------------------------------------------------------------------
                               PROSPECT STREET(R)

                           HIGH INCOME PORTFOLIO INC.




                                 FIRST QUARTER
                                     REPORT

                                JANUARY 31, 2001


                                     [LOGO]

                                                March 14, 2001

Letter to Shareholders

Dear Shareholders:

      We are pleased to provide you with our first quarterly report. As you may be aware, historically, we have prepared and distributed to you an annual and semi-annual report. In an effort to provide you with more regular and current information, our board has determined that it is more beneficial to you, our shareholders, to switch to quarterly reporting. As such, we will be forwarding you reports for each quarter ended on the last business day of January, April and July of each year and the respective three, six and nine periods then ended. In addition, you will continue to receive an audited annual report, consistent with what you have been receiving, for the year ended October 31 of each year.

      On January 31, 2001, the net asset value of the Fund was $4.21, as compared to $5.37 on October 31, 2000. On January 31, 2001, the closing stock price of the Fund was $5.67, as compared to $5.69 on October 31, 2000. During the quarter ended January 31, 2001 the Fund paid dividends to common stock shareholders of $0.225 per share.

PREFERRED STOCK OFFERING:

      We are currently in the process of issuing $75 million of Auction Rate Cumulative Preferred Shares ("Preferred Shares") in order to replace our existing $75 million credit facility. At January 31, 2001, there was $52 million outstanding on the credit facility. Based on the interest rates currently available on the Preferred Shares relative to that on our credit facility and the perpetual nature of Preferred Shares, we believe this source of financing to be more beneficial to the Fund on an ongoing basis.

DIVIDEND DECLARATION:

      On March 7, 2001, our Board of Directors declared a dividend of $0.075 per common share payable on the last day of business for the months of March, April and May 2001 to shareholders of record ten days prior to such date.

2001 ANNUAL STOCKHOLDERS' MEETING:

      We will be holding our 2001 Annual Meeting of Stockholders on March 30, 2001. If you have not submitted your proxy card, we would appreciate that you do so as soon as possible. Your vote is important to us.


                                    Respectfully submitted,

                                /s/ James Dondero

                                    James Dondero
                                    President

                                /s/ Mark Okada

                                    Mark Okada
                                    Executive Vice President

SCHEDULE OF INVESTMENTS - UNAUDITED
JANUARY 31, 2001

FIXED INCOME - 95.06%                                                          RATINGS
                                                                    -------------------------------
                                                                    STANDARD
PAR VALUE                DESCRIPTION                                & POOR'S   MOODY'S    VALUE
--------------------------------------------------------------------------------------------------
              AEROSPACE AND DEFENSE - 4.13%
$ 2,400,000   Orbital Sciences, 5.00%, BOND, 10/01/2002                B-       Caa1   $  1,224,000
$ 3,000,000   Loral Space & Communication, 9.50%, BOND, 01/15/2006     B        B1     $  1,980,000
$19,900,000   Orbital Imaging Corp., 11.63%, BOND, 03/01/2005          CCC      NR     $  3,184,000
                                                                                       ------------
                                                                                       $  6,388,000

              AUTOMOBILE - 0.50%
$ 3,000,000   Venture Holdings Trust, 12.00%, BOND, 06/01/2009         B-       B3     $    780,000
                                                                                       ------------
                                                                                       $    780,000

              BEVERAGE, FOOD AND TOBACCO - 1.04%
$ 1,000,000   North Atlantic Trading Company, Inc.,
                11.00%, BOND, 06/15/2004                               B+       B3     $    650,000
$ 4,000,000   Vlasic Foods, 10.25%, BOND, 07/01/2009 (b)               D        C      $    960,000
                                                                                       ------------
                                                                                       $  1,610,000

              BROADCASTING AND ENTERTAINMENT - 17.88%
$ 5,000,000   XM Satellite Radio, 14.00%, BOND, 03/15/2010             CCC+     Caa1   $  3,625,000
$ 6,000,000   CD Radio, 14.50%, BOND, 05/15/2009                       CCC+     Caa1   $  4,290,000
$ 6,500,000   Silver Cinemas Inc., 10.50%, BOND, 04/15/2005 (b)        NR       NR     $    487,500
$ 7,740,000   Orion Network, 11.25%, BOND, 01/15/2007                  CCC+     B2     $  3,250,800
$11,990,000   Sat. Mexicanos, 10.13%, BOND, 11/01/2004                 B-       B3     $  8,153,200
$ 8,200,000   Innova S DE R.L., 12.88%, BOND, 04/01/2007               B-       B3     $  7,831,000
                                                                                       ------------
                                                                                       $ 27,637,500

              BUILDINGS AND REAL ESTATE - 1.11%
$ 2,000,000   Fortress Group, 13.75%, BOND, 05/15/2003                 NR       Caa2   $    870,000
$ 5,000,000   Kevco, Inc., 10.38%, BOND, 12/01/2007                    CCC      Ca     $    850,000
                                                                                       ------------
                                                                                       $  1,720,000

              CARGO TRANSPORT - 0.66%
$ 1,500,000   MTL, 10.00%, BOND, 06/15/2006                            B-       Caa1   $  1,020,000
                                                                                       ------------
                                                                                       $  1,020,000

              CHEMICALS, PLASTICS AND RUBBER - 3.76%
$16,150,000   Moll Industries, 10.50%, BOND, 07/01/2008                CCC      Caa3   $  5,814,000
                                                                                       ------------
                                                                                       $  5,814,000

              CONTAINERS, PACKAGING AND GLASS - 1.12%
$   500,000   Portola Packaging, 10.75%, BOND, 10/01/2005              B        B3     $    400,000
$ 1,500,000   Sweetheart Cup, 10.50%, BOND, 09/01/2003                 B-       Caa1   $  1,335,000
                                                                                       ------------
                                                                                       $  1,735,000

              DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS - 15.31%
$ 2,000,000   American Tissue Inc, 12.50%, BOND, 07/15/2006            B+       B3     $  1,680,000
$ 5,999,000   ANKER Coal Group Inc., 14.25%, BOND, 09/01/2007          CCC      Caa2   $  2,414,598
$22,000,000   Uniforet, 11.13%, BOND, 10/15/2006                       CCC-     Caa1   $ 17,600,000
$ 2,000,000   Riverwood, 10.88%, BOND, 04/01/2008                      CCC+     Caa1   $  1,970,000
                                                                                       ------------
                                                                                       $ 23,664,598

              DIVERSIFIED/CONGLOMERATE MANUFACTURING - 1.84%
$ 3,000,000   Pentacon Inc., 12.25%, BOND, 04/01/2009                  B-       B3     $  1,620,000
                                                                                       ------------
                                                                                       $  1,620,000

              DIVERSIFIED/CONGLOMERATE SERVICE - 1.83%
$ 4,000,000   Local Rent, 10.25%, BOND, 10/01/2005                     BB-      B3     $  2,840,000
                                                                                       ------------
                                                                                       $  2,840,000

              ELECTRONICS - 3.05%
$ 1,700,000   Anacomp, Inc., 10.88%, BOND, 04/01/2004                  D        Caa3   $    208,250
$ 2,000,000   Special Devices Inc., 11.38%, BOND, 12/15/2008           CCC+     Caa2   $    240,000
$ 2,500,000   Vialog Corporation, 12.75%, BOND, 11/15/2001             CCC      Caa3   $  2,328,125
$ 4,000,000   Globix Corporation, 12.50%, BOND, 02/01/2010             B-       NR     $  1,940,000
                                                                                       ------------
                                                                                       $  4,716,375

              FINANCE - 0.93%
$ 1,115,625   Altiva Financial, 12.00%, BOND, 6/15/2006 (b)            NR       NR     $         --
$ 1,500,000   Life Financial, 13.50%, BOND, 03/15/2004                 NR       Caa1   $  1,440,000
                                                                                       ------------
                                                                                       $  1,440,000

              HEALTHCARE, EDUCATION AND CHILDCARE - 1.19%
$ 2,000,000   Global Health, 11.00%, BOND, 05/01/2008 (b)              D        C      $    200,000
$ 3,000,000   La Petite Academy, Incorporated, 10.00%,
                BOND, 05/15/2008                                       B-       B3     $  1,560,000
$ 5,000,000   PHP Healthcare, 6.50%, BOND, 12/15/2002 (b)              NR       NR     $     75,000
                                                                                       ------------
                                                                                       $  1,835,000

              HOME AND OFFICE FURNISHINGS, HOUSEWARES, AND DURABLES - 1.26%
$ 5,000,000   O'Sullivan, 13.38%, BOND, 10/15/2009                     B-       B3     $  1,950,000
                                                                                       ------------
                                                                                       $  1,950,000

              HOTELS, MOTELS, INNS, AND GAMING - 0.55%
$ 3,000,000   Epic Resorts, 13.00%, BOND, 06/15/2005                   B-       B3     $    855,000
                                                                                       ------------
                                                                                       $    855,000

              LEISURE, AMUSEMENT,  ENTERTAINMENT - 2.17%
$ 4,200,000   Booth Creek Ski, 12.50%, BOND, 03/15/2007                CCC+     Caa1   $  3,360,000
$25,750,000   Premier Cruises Ltd., 11.00%, BOND,3/15/2008 (b)         NR       NR     $         --
$20,125,000   Marvel III Holdings Inc., 12.00%, BOND,4/15/2008 (b)     NR       NR     $         --
                                                                                       ------------
                                                                                       $  3,360,000

              MACHINERY (NON AG, NON CONSTRUCT, NON ELECTRONIC) - 0.53%
$   380,000   High Voltage Notes, 10.75%, BOND, 08/15/2004             B        B3     $    228,000
$ 6,500,000   Grove Worldwide, 9.25%, BOND, 05/01/2008                 CCC      Caa1   $    585,000
                                                                                       ------------
                                                                                       $    813,000

              MINING, STEEL, IRON AND NONPRECIOUS METALS - 3.72%
$   290,820   Bramalea, 11.125%, BOND, 03/22/2008 (b)                  NR       Caa1   $         --
$ 2,850,000   Renco Steel Holding, 10.88%, BOND, 02/01/2005            B-       Caa2   $  1,143,563
$ 3,040,000   Haynes International, 11.63%, BOND, 09/01/2004           B-       Caa1   $  2,052,000
$ 3,180,000   Reunion Industries Inc., 13.00%, BOND, 05/01/2003        B-       B2     $  2,547,975
                                                                                       ------------
                                                                                       $  5,743,538

              OIL AND GAS - 2.34%
$ 3,125,000   Belden & Blake, 9.88%, BOND, 06/15/2007                  CCC-     Caa3   $  2,671,875
$ 3,750,000   First Wave Marine Inc., 11.00%, BOND, 02/01/2008         CCC+     Caa1   $    937,500
                                                                                       ------------
                                                                                       $  3,609,375

              PERSONAL AND NONDURABLE CONSUMER RODUCTS - 1.23%
$ 9,515,000   Diamond Brands Incorporated, 10.13%, BOND, 04/15/2008    CCC      Caa1   $  1,903,000
                                                                                       ------------
                                                                                       $  1,903,000

              PERSONAL TRANSPORTATION - 1.90%
$ 2,000,000   Trans World Airlines, 11.50%, BOND, 12/15/2004 (b)       NR       Caa1   $  1,500,000
$ 2,000,000   Trans World Airlines, 12.00%, BOND, 04/01/2002 (b)       NR       Caa1   $  1,440,000
                                                                                       ------------
                                                                                       $  2,940,000

              PERSONAL, FOOD AND MISCELLANEOUS SERVICES - 0.35%
$ 1,000,000   Advantica Restaurant, 11.25%, BOND, 01/15/2008           B        B3     $    540,000
                                                                                       ------------
                                                                                       $    540,000

              PRINTING AND PUBLISHING - 2.79%
$18,000,000   American Banknote Corporation,
                11.25%, BOND, 12/01/2007 (b)                           D        C      $  4,320,000
                                                                                       ------------
                                                                                       $  4,320,000

              RETAIL STORES - 3.86%
$ 1,000,000   J. Crew, 10.38%, BOND, 10/15/2007                        CCC+     Caa1   $    910,000
$ 2,000,000   Petro Stopping Center, 10.50%, BOND, 02/01/2007          B        B3     $  1,720,000
$ 2,250,000   Wickes Lumber Co., 11.63%, BOND, 12/15/2003              CCC+     Caa1   $  1,462,500
$ 2,500,000   Cole National Group, 8.63%, BOND, 08/15/2007             B        B2     $  1,875,000
                                                                                       ------------
                                                                                       $  5,967,500

              STRUCTURED FINANCE OBLIGATIONS - 2.33%
$ 4,000,000   DLJ CBO LTD., 11.96%, Class C-2 Notes, 04/15/2011        NR       Ba3    $  3,600,000
                                                                                       ------------
                                                                                       $  3,600,000

              TELECOMMUNICATIONS - 15.15%
$   500,000   Econophone (Destia Comm.), 13.50%, BOND, 07/15/2007      NR       B3     $    140,000
$ 1,000,000   Intermedia Communications, 8.60%, BOND, 06/01/2008       B        B2     $    905,000
$ 1,500,000   Telehub Communications Corporation, 0.00%,
                BOND, 07/31/2005 (b)                                   NR       NR     $    120,000
$ 2,000,000   Viatel Inc., 11.25%, BOND, 04/15/2008                    B-       Caa2   $    270,000
$ 3,000,000   GST Equipment Funding, 13.25%, BOND, 05/01/2007 (b)      NR       NR     $  1,815,000
$ 3,000,000   USA Mobile Communication, 9.50%, BOND, 02/01/2004        CCC      B3     $  1,200,000
$ 3,250,000   Arch Communications, 13.75%, BOND, 04/15/2008            CCC      B3     $  1,137,500
$ 5,000,000   BTI Telecom Corporation, 10.50%, BOND, 09/15/2007        CCC-     Caa1   $  1,250,000
$ 7,000,000   GST Network Funding, 0.00%, BOND, 05/01/2008 (b)         NR       NR     $  3,307,500
$ 7,321,000   Mpower, 13.00%, BOND, 04/01/2010                         B-       B3     $  4,172,970
$ 8,500,000   Globalstar, L.P., 11.38%, BOND, 02/15/2004               D        Ca     $    935,000
$15,480,000   Motient Corporation, 12.25%, BOND, 04/01/2008            NR       B3     $  7,585,200
$ 2,000,000   Viatel Inc., 11.25%, Units, 04/15/2008                   B-       Caa2   $    580,000
                                                                                       ------------
                                                                                       $ 23,418,170

              TEXTILES AND LEATHER - 3.30%
$ 2,000,000   Galey & Lord Inc., 9.13%, BOND, 03/01/2008               B-       Ca     $  1,370,000
$ 2,880,000   Glenoit Corporation, 11.00%, BOND, 04/15/2007 (b)        D        Ca     $    172,800
$ 3,800,000   Norton McNaughton, 12.50%, BOND, 06/01/2005              B        B2     $  3,553,000
                                                                                       ------------
                                                                                       $  5,095,800
                                                                                       ------------
              TOTAL FIXED INCOME                                                       $146,935,855

COMMON STOCK, PREFERRED STOCK AND WARRANTS - 4.94%
  Units
  -----
      2,000   Loral Orion Network Systems Inc., warrants                               $     10,376
      6,900   Orbital Imaging Corp., warrants                                          $     62,963
     39,918   North Atlantic Trading Company, Inc., preferred stock                    $    159,672
        500   Signature Brands, Inc., warrants                                         $         --
     14,206   Vector Group                                                             $     79,040
        550   CS Wireless Systems Inc.                                                 $         75
    812,070   ICO Global Communications                                                $  3,730,447
    203,672   ICO Global Communications, warrants                                      $     50,918
        304   ICO Global Communications, warrants                                      $        371
      1,000   Knology Holdings Inc., warrants                                          $         --
      3,500   Optel Inc., warrants                                                     $         --
      5,000   XM Satellite Radio, warrants                                             $    202,500
      5,925   Capital PAC Holdings Inc., warrants                                      $         --
      9,800   Uniroyal Technology Corp., warrants                                      $         --
        131   ANKER Coal Group Inc.                                                    $         --
     17,251   GP Strategies Corp.                                                      $     78,492
    100,000   Commodore Separation Technology                                          $      5,000
    100,000   Commodore Separation Technology, warrants                                $         --
      4,500   Vialog Corporation, warrants                                             $    450,563
     47,031   AMC Financial Inc.                                                       $    130,805
    595,258   Altiva Financial                                                         $         --
      1,962   O'Sullivan, preferred stock                                              $        196
      5,000   O'Sullivan, warrants                                                     $        150
        500   Motels of America Inc.                                                   $        125
      8,862   Equus Gaming Co. L.P.                                                    $      7,976
      2,000   Epic Resorts, warrants                                                   $         --
    148,117   Premier Cruises Ltd.                                                     $         --
      1,500   WHX                                                                      $      8,850
      8,774   NS Group Inc.                                                            $     94,759
      3,750   Sheffield Steel Corp., warrants                                          $         --
     28,000   Gothic Energy Corporation, warrants                                      $         --
      9,533   Gothic Energy Corporation, warrants                                      $         --
      2,000   Trans World Airlines                                                     $     10,000
     10,000   GIGA Information Group Inc.                                              $     32,500
        291   Mother's Work Inc.                                                       $      2,364
    185,900   Ames Department Stores Inc.                                              $         --
      1,500   Telehub Communications Corporation                                       $         15
    475,000   Motient Corporation                                                      $  2,375,000
        450   Mpower, warrants                                                         $      3,938
      1,000   Unifi Communications Inc., warrants                                      $        135
     13,480   Motient Corporation, warrants                                            $    136,485
                                                                                       ------------
              TOTAL COMMON STOCK, PREFERRED STOCK, AND WARRANTS                        $  7,633,713
                                                                                       ------------
              TOTAL INVESTMENT IN SECURITIES (COST $212,911,518)                       $154,569,568
                                                                                       ============

(a)   Percentages indicated are based on total assets.
(b)   Denotes company has filed for bankruptcy or is in default.
 NR   Denotes not rated.

STATEMENT OF ASSETS AND LIABILITIES - UNAUDITED
January 31, 2001

ASSETS

 Investments in securities at value (identified cost $212,911,518;
   see Schedule of Investments)                                    $154,569,568
                                                                   ------------
 Cash                                                                 2,873,353
 Receivables:
      Investment securities sold                                        183,165
      Interest and dividends                                          8,795,019
 Prepaid insurance                                                      300,211
 Other assets                                                            29,560
                                                                   ------------
       Total assets                                                $166,750,876
                                                                   ------------

LIABILITIES

Payables:
     Investment securities purchased                                          --
 Accrued expenses                                                     1,607,556
 Bank loan                                                           52,000,000
                                                                   ------------
      Total liabilities                                             $53,607,556
                                                                   ------------

Net Assets:
 Common stock, $.03 par value ---
     Authorized --- 100,000,000 shares
     Issued and outstanding --- 26,894,367 shares                  $    806,831
 Capital in excess of par value                                     287,149,094
 Undistributed accumulated net investment income                      2,534,104
 Accumulated net realized loss from security transactions           (98,190,326)
 Net unrealized depreciation on investments                         (79,156,383)
                                                                   ------------
       Total net assets (equivalent to $4.21 per share, based on
         26,894,367 shares outstanding)                            $113,143,320
                                                                   ============

STATEMENT OF OPERATIONS - UNAUDITED
For the quarter ended January 31, 2001

INVESTMENT INCOME:
     Interest income                                               $  7,581,867
     Dividend income                                                     15,074
     Accretion of discount and other miscellaneous income             1,423,320
                                                                   ------------
      Total investment income                                      $  9,020,261
                                                                   ------------

EXPENSES:
     Interest expense                                              $  1,374,436
     Investment advisory fees                                           488,888
     Custodian and transfer agent fees                                   84,189
     Insurance expense                                                       --
     Professional fees                                                   90,923
     Directors' fees                                                     40,480
     Miscellaneous Expense                                               65,079
                                                                   ------------
      Total expenses                                               $  2,143,995
                                                                   ------------
      Net investment income                                        $  6,876,266
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments sold                         $(14,650,172)
     Net change in unrealized depreciation of investments           (14,841,617)
                                                                   ------------
      Net realized and unrealized loss on investments              $(29,491,789)
                                                                   ------------
      Net decrease in net assets resulting from operations         $(22,615,523)
                                                                   ============

STATEMENT OF CASH FLOWS - UNAUDITED
For the quarter ended January 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
     Interest and dividends received                               $  5,215,663
     Operating expenses paid                                         (1,693,057)
                                                                   ------------
      Net cash provided by operating activities                    $  3,522,606

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of portfolio securities                                  $ (3,026,586)
Sales and maturities of portfolio securities                         27,200,479
                                                                   ------------
      Net cash used in investing activities                        $ 24,173,893

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank loan                                                      --
Repayments of bank loan                                             (19,000,000)
Common stock dividends paid from operations                          (5,824,114)
                                                                   ------------
      Net cash used in financing activities                        $(24,824,114)

NET DECREASE IN CASH                                               $  2,872,385
CASH, BEGINNING OF YEAR                                                     968
                                                                   ------------
CASH, END OF QUARTER                                               $  2,873,353
                                                                   ============

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

 Net decrease in net assets resulting from operations              $(22,615,523)
 Increase in interest and dividends receivable                       (1,624,902)
 Increase in prepaid insurance                                         (100,711)
 Increase in other assets                                              (767,982)
 Increase in accrued expenses                                           551,649
 Net realized loss on investments                                    14,650,172
 Change in net unrealized loss on investments                        14,841,617
 Accretion of bond discount                                          (1,411,714)
                                                                   ------------
       Net Cash Provided By Operating Activities                   $  3,522,606
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid during the quarter for interest                     $    982,990
     Cash paid during the quarter for excise taxes                 $         --
                                                                   ============

STATEMENT IN CHANGES IN NET ASSETS - UNAUDITED
For the quarter ended January 31, 2001

                                                                      FISCAL
                                                                      QUARTER
                                                                       ENDED
                                                                    JANUARY 31,
                                                                       2001
                                                                   ------------
FROM OPERATIONS:
     Net investment income                                            6,876,266
     Net realized loss on investments sold                          (14,650,172)
     Change in net unrealized depreciation of investments           (14,841,617)
                                                                   ------------
      Net (decrease) increase in net assets resulting
        from operations                                             (22,615,523)

FROM FUND SHARE TRANSACTIONS:
     Shares issued                                                      111,666
     Net proceeds from sale of common stock                                  --
                                                                   ------------
      Net increase in net assets resulting from fund
        share transactions                                              111,666

DISTRIBUTIONS TO STOCKHOLDERS:
Common dividends                                                     (6,692,143)
Common dividends                                                             --
                                                                   ------------
      Net decrease in net assets from distributions                  (6,692,143)
                                                                   ------------
      Total (decrease) increase in net assets                       (29,196,000)

NET ASSETS:
      Beginning of year                                             142,339,320
                                                                   ------------
      End of quarter                                                113,143,320
                                                                   ============

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                JANUARY 31, 2001

(1) ORGANIZATION AND OPERATIONS
      Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

      The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

      See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (a) VALUATION OF INVESTMENTS
      Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

      Other investments, which comprise the major portion of the Fund's portfolio holdings, are primarily non-investment-grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. The Board of Directors has approved these procedures.

      The fair value of restricted securities is determined by the investment adviser pursuant to procedures approved by the Board of Directors.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund's policy to place securities on non-accrual status when collection of interest is doubtful.

  (c) FEDERAL INCOME TAXES
      It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year.


  (d) CASH FLOW INFORMATION
      The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
      Highland Capital Management, L.P. ("Highland", or "Investment Adviser") earned $488,888 in management fees for the period from November 1, 2000 to January 31, 2001. Management fees paid by the Fund to Highland were calculated at .65% (on an annual basis) of the average weekly net asset value defined as, total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock), up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000.

(4) PURCHASES AND SALES OF SECURITIES
      For the three months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated approximately $3,026,586 and $27,200,479, respectively. There were no purchases or sales of U.S. Government obligations during the three months ended January 31, 2000.

(5) DIVIDENDS AND DISTRIBUTIONS
      The Board of Directors of the Fund declared regular dividends on the common stock of $0.075 per common share payable on the last day of November and December 2000 and January 2001 to holders of record at the close of business 10 days prior to such date.

      Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the "Plan") unless they elect otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for a distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If, on the record date for distributions, the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.


(6) BANK LOAN
      Effective January 21,2000, the Fund has entered into a $75 million credit agreement ("the Agreement") with a lending institution. The Fund's ability to utilize this facility extends until March 19, 2001, though there are provisions in the Agreement, which allow for its modification, including extension, termination and reduction of the facility amount. The applicable interest rate is LIBOR plus 0.55%. Under the terms of the loan agreement the Fund is required to maintain certain financial covenants. The Agreement also provides for commitment fees at a rate of 0.10% per year on the daily amount by which the aggregate amount of the commitment amount of $75 million exceeds the aggregate outstanding principal of the bank loans. At January 31, 2001, the outstanding loan balance was $52 million.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
13455 Noel Road LB#45
Dallas, TX 75240

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                      AUDITORS
Highland Capital Management, L.P.       Ernst & Young LLP
13455 Noel Road Suite 1300              Dallas, TX
Dallas, TX 75240
                                        TRANSFER AND SHAREHOLDERS' SERVICING
OFFICERS                                AGENT
James Dondero -- President              State Street Bank and Trust Company
Mark Okada -- Executive Vice-President  P.O. Box 8200
R. Joseph Dougherty -- Senior Vice-     Boston, MA 02266
                       President        (800) 426-5523
                       and Secretary
                                        CUSTODIAN
DIRECTORS                               State Street Bank and Trust Company
James Dondero                           Boston, MA
John Honis
Timothy Hui                             Listed: NYSE
Scott Kavanaugh                         Symbol: PHY
James Leary

LEGAL ADVISER
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal and Wall Street Journal Online publish Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron's Market Week every Saturday. Our website is prospectstreet.net.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th floor, North Quincy, MA 02171.